UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 20, 2011

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32147

Delaware (State or other jurisdiction of incorporation)	51-0500737 (I.R.S. Employer Identification No.)

300 Park Avenue New York, New York (Address of principal executive offices)	10022 (ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.
     Item 2.02. Results of Operations and Financial Condition.
     On April 20, 2011, Greenhill & Co., Inc. (“Greenhill”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.
Section 5. Corporate Governance and Management
     Item 5.07. Submission of Matters to a Vote of Security Holders.
     At the 2011 annual meeting of stockholders of Greenhill on April 20, 2011, Greenhill’s stockholders voted on (1) the election of six directors, (2) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2011, (3) an advisory vote on Greenhill’s executive compensation, and (4) an advisory vote on the frequency of future advisory votes on Greenhill’s executive compensation.
     The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:
     Proposal 1 — Election of six directors.

Nominee	For	Withheld	Broker Non-Votes
Robert F. Greenhill	23,655,569	387,623	3,824,760
Scott L. Bok	23,855,249	187,943	3,824,760
John C. Danforth	23,748,450	294,742	3,824,760
Steven F. Goldstone	23,806,207	236,985	3,824,760
Stephen L. Key	23,742,134	301,058	3,824,760
Robert T. Blakely	22,458,056	1,585,136	3,824,760
Proposal 2 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
27,335,742	532,009	201	0
Proposal 3 — Advisory vote on Greenhill’s executive compensation.

For	Against	Abstain	Broker Non-Votes
18,854,330	3,991,600	1,197,262	3,824,760

Proposal 4 — Advisory vote on the frequency of future advisory votes on Greenhill’s executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,844,005	21,517	6,171,022	6,648	3,824,760
While this advisory vote on the frequency of future advisory votes on Greenhill’s executive compensation is not binding on Greenhill’s Board of Directors, the Board will carefully evaluate the results of such vote at a future meeting and make a determination as to whether Greenhill will submit future advisory votes on executive compensation for consideration by shareholders every one, two or three years. Greenhill will amend this Current Report on Form 8-K to provide information regarding such determination.
Section 9. Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 20, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: April 21, 2011	By:	/s/ Harold J. Rodriguez, Jr.
		Name:	Harold J. Rodriguez, Jr.
		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 20, 2011.
E-1